SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: November 13, 2000
(Date of earliest event reported)



                           DVI Receivables Corp. VIII
             (Exact name of registrant as specified in its charter)


Delaware                            333-94523                    25-1824149
--------                            ---------                    ----------
(State or Other Juris-             (Commission               (I.R.S. Employer
diction of Incorporation)         File Number)            Identification No.)


                   2500 York Road, Jamison, Pennsylvania 18929
                   ------------------------------------- -----
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(215) 488-5000
                                                           --------------

Item 5.  Other Events.
         ------------

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.

                  Not applicable.

         (c)      Exhibits



                     ITEM 601(A) OF
                     REGULATION S-K
EXHIBIT NO.          EXHIBIT NO.                    DESCRIPTION
-----------          -----------                    -----------
    1                   25.1             Statement of eligibility of U.S. Bank
                                         Trust National Association on Form T-1
                                         under the Trust Indenture Act of 1939
                                         of a Corporation designated to act as
                                         Trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                         DVI RECEIVABLES CORP. VIII

                                         By:  /s/ Lisa J. Cruikshank
                                              -----------------------------
                                         Name:    Lisa J. Cruikshank
                                         Title:   Executive Vice President

Dated:  November 16, 2000

                                  EXHIBIT INDEX


                                    Item 601 (a) of           Sequentially
         Exhibit                    Regulation S-K            Numbered
         Number                     Exhibit No.               Description
         ------                     -----------               -----------

            1                          25.1                   Form T-1